================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 THE KENT FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[KENT FUNDS LOGO]

Dear Kent Funds Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of the Kent Funds to be held on August 17, 1998 in the Board Room at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio at 9:00 a.m. Eastern Time.

We are pleased to provide you with proxy materials relating to four items important to the management of the Kent Funds that will be addressed at the Meeting. First, is the election of the Funds' Board of Trustees including a new nominee, Michelle Van Dyke. Michelle has been nominated to the Board to fill the seat vacated last year by Anne Coughlan who resigned from the Board.


The second and third items relate to a redesignation of certain investment objectives and policies from "fundamental" to "non-fundamental." The essential difference between these types of policies is that investment provisions deemed to be fundamental require shareholder approval in order to be changed. Non-fundamental policies may be changed without the approval of Fund shareholders.


Kent Fund management does not currently intend to alter any of the existing policies other than the two described in the proxy materials. One of these changes would allow the Kent International Growth Fund to invest up to 10% of its assets in companies with limited operating histories. This limitation would be raised from the current 5%. The second policy change relates to the Funds' ability to invest in other investment companies. Both of these changes are described in greater detail in the proxy materials.

Finally, the agenda calls for a vote ratifying KPMG Peat Marwick LLP as the Funds' independent accountant.

Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card(s) promptly. A postage paid envelope is enclosed for this purpose.


We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted.


Very truly yours,

/s/ James F. Duca, II
James F. Duca, II
President

                                 THE KENT FUNDS
                                P.O. Box 182201
                           Columbus, Ohio 43218-2201
                             1-800-633-KENT (5368)
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held on August 17, 1998
                            ------------------------

                                                                  August 5, 1998

To the Shareholders of THE KENT FUNDS:

     A Special Meeting of Shareholders (the "Meeting") of The Kent Funds (the "Company") will be held on August 17, 1998 in the Board Room at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. Eastern Time. During the Meeting, the Shareholders will vote on the following proposals:

     1. To elect Messrs. Joseph F. Damore, Walter B. Grimm, James F. Rainey and Ronald F. VanSteeland and Ms. Michelle Van Dyke to the Board of Trustees of the Company.

     2. To approve a change in the investment objective of each Fund from a fundamental policy to a non-fundamental policy.

     3. To approve certain changes to the following fundamental investment restrictions, including a change that would make all of such restrictions non-fundamental:

        (a) the restriction on purchases of securities on margin;

        (b) the restriction on investments in illiquid securities;

        (c) the restriction on investments in securities of companies with less than a three year operating history;

        (d) the restriction on short sales of securities; and

        (e) the restriction on investments in other investment companies.

     4. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998.

     5. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

     These items are discussed in greater detail in the attached Proxy Statement. Shareholders of record at the close of business on July 2, 1998 are entitled to be present and vote at the Meeting or any adjournment thereof.


     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.

                                          By Order of the Board of Trustees

                                          /s/ Robert L. Tuch
                                          ROBERT L. TUCH
                                          Secretary

                                 THE KENT FUNDS
                                P.O. Box 182201
                           Columbus, Ohio 43218-2201
                             1-800-633-KENT (5368)

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                                AUGUST 17, 1998

                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Kent Funds (the "Company") for use at the Special Meeting of Shareholders of the Company to be held on August 17, 1998 at 9:00 a.m. Eastern Time at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments thereof (the "Meeting"). This Proxy Statement and the enclosed proxy card were mailed to Shareholders on or about August 5, 1998.

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy. Proxies that are properly signed, dated and received before the Meeting will be voted as specified. If you simply sign and date the proxy but do not specify a vote for any of the proposals, your shares will be voted in favor of each of the nominees for Trustee and in favor of each of the other proposals.

     It is expected that the solicitation of proxies will be primarily by mail. The Company's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will bear all proxy solicitation costs. Any Shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     The Company currently offers fourteen (14) investment portfolios which are each referred to herein as a "Fund" and collectively, as the "Funds." Only Shareholders of record of the Funds at the close of business on July 2, 1998 will be entitled to vote at the Meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportional fractional vote. The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders who are being solicited with respect to each proposal:

                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

                                    PROPOSAL

1. To elect Messrs. Joseph F. Damore, Walter B. Grimm, James F. Rainey and Ronald F. VanSteeland and Ms. Michelle Van Dyke to the Board of Trustees of the Company.
                             SHAREHOLDERS SOLICITED

The Shareholders of all Funds of the Company will vote together.

2. To approve a change in the investment objective of each Fund from a fundamental policy to a non-fundamental policy.

The Shareholders of each Fund will vote separately on a Fund-by-Fund basis. All classes of shares of the same Fund will vote together.

3. To approve certain changes to the following fundamental investment restrictions, including a change that would make all of such restrictions non-fundamental:

The Shareholders of each Fund will vote separately on a Fund-by-Fund basis. All classes of shares of the same Fund will vote together.

     (a) the restriction on purchases of securities on margin;

     (b) the restriction on investments in illiquid securities;

     (c) the restriction on investments in securities of companies with less than a three year operating history;

     (d) the restriction on short sales of securities; and

     (e) the restriction on investments in other investment companies.

4. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998.

The Shareholders of all Funds of the Company will vote together.

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL
              OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                        PROPOSAL 1: ELECTION OF TRUSTEES

     Five Trustees, constituting the entire Board of Trustees, are to be elected at the Meeting. Each Trustee so elected will hold office until the next meeting of Shareholders and until his or her successor is elected and qualifies, or until his or her term as a Trustee is terminated as provided in the Trust's Restatement of Declaration of Trust. The persons named as proxies in the accompanying proxy have been designated by the Board of Trustees and intend to vote for the nominees named below.

     Messrs. Damore, Grimm, Rainey and VanSteeland are incumbent Trustees. Messrs. Damore, Rainey and VanSteeland were last elected by Shareholders at a meeting held on December 30, 1993. Mr. Grimm was appointed to the Board of Trustees on August 2, 1996. In addition, Messrs. Damore, Rainey and VanSteeland, the non-interested Trustees who comprise the Nominating Committee of the Board of Trustees, have nominated Ms. Van Dyke as an additional Trustee to be voted on by the Shareholders.

     All shares represented by valid proxies will be voted in the election of Trustees for each nominee named below, unless authority to vote for a particular nominee is withheld. All of the nominees have consented to serve as Trustees of the Company, if elected. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees serving on the Board. The following table sets forth certain information about the nominees:


                                                POSITIONS WITH                    PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                                 THE COMPANY                  PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                                --------------                -----------------------------------
Joseph F. Damore                      Trustee since October, 1990.            President and Chief Executive
Sparrow Health System                                                         Officer of Sparrow Hospital and
1215 East Michigan Avenue                                                     Health System since October 1990;
P.O. Box 30480                                                                formerly, Director and Executive
Lansing, MI 48909                                                             Vice President of Sisters of Mercy
Age: 45                                                                       Health Corporation.

Walter B. Grimm*                      Trustee and Chairman since August,      Senior Vice President of Client
BISYS Fund Services                   1996; Vice President since August,      Services of BISYS Fund Services
3435 Stelzer Road                     1997.                                   since June 1992.
Columbus, OH 43219
Age: 53

James F. Rainey                       Trustee since December, 1990.           Associate Dean for Academic Affairs
The Eli Broad Graduate                                                        at The Eli Broad Graduate School of
School of Management                                                          Management at Michigan State
N520 Business College Complex                                                 University since 1974.
Michigan State University
East Lansing, MI 48824
Age: 59

Michelle Van Dyke*                    Nominee for Trustee.                    President of the Central Region of
Old Kent Mortgage Company                                                     Old Kent Mortgage Company since
4420 44th Street SE                                                           1996; Director of Old Kent Mortgage
Grand Rapids, MI 49512                                                        Services since July 1997; formerly,
Age: 34                                                                       Senior Vice President of Old Kent
                                                                              Mortgage Company.

                                                POSITIONS WITH                    PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                                 THE COMPANY                  PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                                --------------                -----------------------------------
Ronald F. VanSteeland                 Trustee since January, 1993.            Vice President for Finance and
Grand Valley State University                                                 Administration and Treasurer of
1 Campus Drive                                                                Grand Valley State University since
Allendale, MI 49401                                                           1973. Treasurer of Grand Valley
Age: 58                                                                       State University Foundation since
                                                                              1970.

---------------

* Mr. Grimm is an "interested person" of the Company, as defined by the Investment Company Act of 1940, as amended, by virtue of his position as Chairman and Vice President of the Company and his affiliation with BISYS Fund Services Limited Partnership, the principal underwriter of the Company's shares. If elected as a Trustee, Ms. Van Dyke would be an interested person of the Company by virtue of her affiliation with Old Kent Mortgage Company, an affiliate of Lyon Street Asset Management Company, the investment adviser for each Fund.

\The Company pays each Trustee not affiliated with the Company's investment adviser, principal underwriter or their affiliates a fee of $8,000 per year plus additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting. The Trustees are also reimbursed for their actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Company to its Trustees during the fiscal year ended December 31, 1997 amounted to $ 43,000. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Company. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Company. Such payment is made, at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Company's obligation to pay the Trustee's deferred compensation is a general unsecured obligation. Listed below is the compensation paid to each Trustee by the Company for the fiscal year ended December 31, 1997.

                                 AGGREGATE          PENSION OR RETIREMENT      ESTIMATED ANNUAL
                                COMPENSATION     BENEFITS ACCRUED AS PART OF    BENEFITS UPON     TOTAL COMPENSATION
 NAME OF TRUSTEE OR NOMINEE   FROM THE COMPANY    THE COMPANY'S EXPENSES**        RETIREMENT       FROM THE COMPANY
 --------------------------   ----------------   ---------------------------   ----------------   ------------------
Anne T. Coughlan*                 $ 4,000                  $     0                   $ 0               $ 4,000
Joseph F. Damore                  $13,000                  $10,000                   $ 0               $13,000
Walter B. Grimm                   $     0                  $     0                   $ 0               $     0
James F. Rainey                   $13,000                  $ 6,500                   $ 0               $13,000
Michelle Van Dyke                     ***                      ***                   ***                   ***
Ronald F. VanSteeland             $13,000                  $     0                   $ 0               $13,000

---------------

  * Ms. Coughlan resigned from the Company's Board of Trustees on May 23, 1997.

 ** Reflects amounts deferred during the fiscal year ended December 31, 1997 pursuant to the Deferred Compensation Plan. As of December 31, 1997, Messrs. Damore and Rainey had accrued an aggregate of $15,224 and $11,454, respectively, under the Deferred Compensation Plan. Ms. Coughlan received payment of all compensation (including compensation that was previously deferred pursuant to the Deferred Compensation Plan) that was due and owing to her in conjunction with her resignation from the Company's Board of Trustees on May 23, 1997.

*** Ms. Van Dyke is a nominee to become a Trustee of the Company and was not a Trustee of the Company during the fiscal year ended December 31, 1997.

     As of the date hereof, the Trustees and officers of the Company as a group beneficially owned less than 1% of the Company's outstanding shares. As of May 31, 1998, Mr. Damore owned 6,336 shares of the Growth and Income Fund, 996 shares of the Index Equity Fund, 4,542 shares of the Small Company Growth Fund, 3,781 shares of the International Growth Fund, 155 shares of the Income Fund, 2,669 shares of the Tax-Free Income Fund, 4,434 shares of the Intermediate Tax-Free Fund, 1,597 shares of the Money Market Fund and 3,482 shares of the Michigan Municipal Money Market Fund; Mr. Grimm owned 852 shares of the Index Equity Fund; Mr. VanSteeland owned 957 shares of the International Growth Fund; and Ms. Van Dyke (a nominee to become a Trustee of the Company) owned 21 shares of the Short Bond Fund and 24,277 shares of the Money Market Fund. As of such date, Ms. Van Dyke's husband owned 3,939 shares of the Growth and Income Fund, 638 shares of the Index Equity Fund, 2,813 shares of the Small Company Growth Fund, 2,465 shares of the International Growth Fund, 788 shares of the Tax-Free Income Fund, 1,305 shares of the Intermediate Tax-Free Fund, 99 shares of the Michigan Municipal Bond Fund and 1,924 shares of the Michigan Municipal Money Market Fund. Mr. Rainey does not own shares of the Funds nor do any of the officers of the Company. During the fiscal year ended December 31, 1997, the Trustees of the Company met five times, four of which were regular meetings of the Trustees. Each Trustee then in office attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member. Messrs. Damore, Rainey and VanSteeland serve on the Company's Nominating Committee and are not "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Nominating Committee of the Board is responsible for reviewing the credentials of proposed nominees for the Company's Board and for selecting and nominating those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company. Messrs. Damore, Rainey and VanSteeland also serve on the Company's Audit Committee. The Audit Committee is responsible for reviewing the results of the audit of the Company by its independent public accountant. During the fiscal year ended December 31, 1997, the Nominating Committee met twice and the Audit Committee met once.


     Election of each Trustee of the Company requires the affirmative vote of a majority of the votes cast by Shareholders of the Company represented at the Meeting if a quorum is present.

                        THE BOARD OF TRUSTEES RECOMMENDS
                      THAT YOU VOTE "FOR" THE ELECTION OF
                     EACH NOMINEE TO THE BOARD OF TRUSTEES.

                       PROPOSAL 2: APPROVAL OF CHANGE IN
                   THE INVESTMENT OBJECTIVE OF EACH FUND FROM
                A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY


     The following proposals would redesignate the investment objective of each Fund from a fundamental policy to a non-fundamental policy. Unlike a fundamental investment objective, a non-fundamental investment objective may be changed without the approval of Shareholders. The Company's Board of Trustees believes that these proposals would avoid the delay and expense of a Shareholder vote in the event that it is decided in the future that these objectives should be changed. Neither the 1940 Act nor state securities laws require a Fund's investment objective to be fundamental. The Company will notify Shareholders if the Board of Trustees approves any changes in the Funds' investment objectives in the future.


                                 PROPOSAL 2(A)
                             GROWTH AND INCOME FUND

                                    CURRENT

"seeks long-term capital growth with current income as a secondary goal."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(B)
                               INDEX EQUITY FUND

                                    CURRENT

"seeks investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(C)
                           SMALL COMPANY GROWTH FUND

                                    CURRENT

"seeks long-term capital appreciation by investing in equity securities of small companies."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(D)
                           INTERNATIONAL GROWTH FUND

                                    CURRENT

"seeks long-term growth of capital and additional diversification for U.S. investors by investing in a varied portfolio of foreign equity securities."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(E)
                                  INCOME FUND

                                    CURRENT

"seeks a high level of current income by investing in a broad range of investment quality debt securities."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(F)
                             INTERMEDIATE BOND FUND

                                    CURRENT

"seeks current income by investing primarily in a broad range of investment quality debt securities."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(G)
                              SHORT TERM BOND FUND

                                    CURRENT

"seeks current income by investing primarily in a limited range of investment quality fixed income securities."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(H)
                              TAX-FREE INCOME FUND

                                    CURRENT

"seeks to provide as high a level of interest income exempt from Federal income tax as is consistent with prudent investing, while preserving capital."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(I)
                           INTERMEDIATE TAX-FREE FUND

                                    CURRENT

"seeks current income exempt from Federal income tax, while preserving capital."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(J)
                          MICHIGAN MUNICIPAL BOND FUND

                                    CURRENT

"seeks current income exempt from Federal income and State of Michigan personal income taxes, while preserving capital."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(K)
                           LIMITED TERM TAX-FREE FUND

                                    CURRENT

"seeks current income exempt from Federal income tax, while preserving capital."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(L)
                               MONEY MARKET FUND

                                    CURRENT

"seeks current income from short-term securities while preserving capital and maintaining liquidity."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(M)
                          GOVERNMENT MONEY MARKET FUND

                                    CURRENT

"seeks current income from short-term U.S. Government securities while preserving capital and maintaining liquidity."
                                    PROPOSED

This investment objective would be made non-fundamental.

                                 PROPOSAL 2(N)
                      MICHIGAN MUNICIPAL MONEY MARKET FUND

                                    CURRENT

"seeks current income exempt from Federal and State of Michigan personal income taxes from short-term securities, while preserving capital and maintaining liquidity."
                                    PROPOSED

This investment objective would be made non-fundamental.

     In order for proposals 2(a), (b), (c), (d), (e), (f), (g), (h), (i), (j),
(k), (l), (m) and (n) to be adopted for a particular Fund, they must be approved by a majority of the votes cast by Shareholders of that Fund represented at the Meeting if a quorum is present.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                "FOR" THE CHANGES TO THE FUNDAMENTAL INVESTMENT
                 OBJECTIVES AS SET FORTH IN PROPOSAL 2(A)-(N).

                       PROPOSAL 3: APPROVAL OF CHANGES TO
                  CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS


     The following proposals would change certain fundamental investment restrictions of the Funds and would redesignate each such restriction as non-fundamental. Unlike a fundamental restriction, a non-fundamental investment restriction may be changed without the approval of Shareholders. The Company's Board of Trustees believes that these proposals would avoid the delay and expense of a Shareholder vote in the event that it is decided in the future that these restrictions should be changed. Neither the 1940 Act nor state securities laws require such restrictions to be fundamental. The Company will notify Shareholders if the Board of Trustees approves any changes in these restrictions in the future.


                                 PROPOSAL 3(A)
                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
            RESTRICTION REGARDING PURCHASES OF SECURITIES ON MARGIN

                                    CURRENT

A Fund may not purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.
                                    PROPOSED

This restriction would be made non-fundamental.

                                 PROPOSAL 3(B)
                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
            RESTRICTION REGARDING INVESTMENTS IN ILLIQUID SECURITIES

                                    CURRENT

A Fund may not invest more than 15% of its total assets (10% of total assets for the Money Market Funds) in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days.
                                    PROPOSED

This restriction would be made non-fundamental.

                                 PROPOSAL 3(C)
        AMENDMENT TO AND RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
          RESTRICTION REGARDING INVESTMENTS IN SECURITIES OF COMPANIES
                 WITH LESS THAN A THREE YEAR OPERATING HISTORY.

                                    CURRENT

A Fund may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation except that the Small Company Growth Fund may invest up to 10% of its total assets in such companies.
                                    PROPOSED

A Fund may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation except that each of the Small Company Growth Fund and the International Growth Fund may invest up to 10% of its total assets in such companies. This restriction would also be made non-fundamental.

     Explanation of Proposed Change: The proposed change would enhance the ability of the International Growth Fund to pursue attractive opportunities involving companies with limited operating histories. Investing in companies with limited operating histories, however, is riskier than investing in more established companies. Companies with limited operating histories may have limited product lines, markets, financial resources and distribution channels, which makes them more sensitive to changing economic conditions.

                                 PROPOSAL 3(D)
                 RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT
                RESTRICTION REGARDING SHORT SALES OF SECURITIES

                                    CURRENT

A Fund may not make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
                                    PROPOSED

This restriction would be made non-fundamental.

                                 PROPOSAL 3(E)
        AMENDMENT TO AND RECLASSIFICATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN OTHER INVESTMENT COMPANIES

                                    CURRENT

With respect to the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund, a Fund may not purchase more than 3% of the total outstanding voting securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

With respect to each of the Company's other Funds, a Fund may not purchase more than 3% of the total outstanding voting securities of any one investment company, invest more than 5% of a Fund's total assets in any one investment company, or invest more than 10% of a Fund's total assets in the securities of other investment companies in general, except as part of a merger, consolidation, reorganization, purchase of assets or similar transaction.
                                    PROPOSED

A Fund may not invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder. This restriction would also be made non-fundamental.

     Explanation of Proposed Changes: The proposed changes would consolidate separate investment restrictions that are currently applicable to the Funds and would allow the Funds greater flexibility to invest in other investment companies. When the Funds make investments in other investment companies they bear a portion of the expenses of such investment companies, including operating costs and investment advisory, distribution and administration fees. These expenses are in addition to the Fund's own expenses.

     In order for proposals 3(a), (b), (c), (d) and (e) to be adopted for a particular Fund, they must be approved by a majority of the votes cast by Shareholders of that Fund represented at the Meeting if a quorum is present.

                   THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                   VOTE "FOR" THE CHANGES TO THE FUNDAMENTAL
          INVESTMENT RESTRICTIONS AS SET FORTH IN PROPOSALS 3(A)-(E).

              PROPOSAL 4: RATIFICATION OF INDEPENDENT ACCOUNTANTS

     KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, was selected at a meeting held on February 11, 1998 by the vote of a majority of the Company's Board of Trustees, including all Trustees who are not "interested persons" of the Company, to serve as independent accountants for the Company's fiscal year ending December 31, 1998. KPMG Peat Marwick LLP has advised the Company that it is independent with respect to the Company in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Representatives of KPMG Peat Marwick LLP are expected to be available by telephone during the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.

     Ratification of the selection of KPMG Peat Marwick LLP as independent accountants requires the affirmative vote of a majority of the votes cast by Shareholders of the Company represented at the Meeting if a quorum is present.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                   "FOR" THE PROPOSAL TO RATIFY THE SELECTION
                        OF KPMG PEAT MARWICK LLP AS THE
                    INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                               VOTING INFORMATION

OUTSTANDING SECURITIES

     As of July 2, 1998, the number of outstanding shares entitled to vote at the Meeting were as follows:

      FUND AND CLASS OF SHARES         NUMBER OF SHARES OUTSTANDING
      ------------------------         ----------------------------
Growth and Income Fund
     Investment Shares                         2,787,981.664
     Institutional Shares                     44,856,840.629

Index Equity Fund
     Investment Shares                         1,616,719.387
     Institutional Shares                     31,553,771.858

Small Company Growth Fund
     Investment Shares                         1,427,858.894
     Institutional Shares                     42,356,699.863

International Growth Fund
     Investment Shares                           689,973.103
     Institutional Shares                     31,743,808.693

Income Fund
     Investment Shares                           876,479.730
     Institutional Shares                     24,095,523.952

Intermediate Bond Fund
     Investment Shares                           986,667.805
     Institutional Shares                     76,951,770.383

Short Term Bond Fund
     Investment Shares                           683,093.625
     Institutional Shares                     13,299,294.857

Tax-Free Income Fund
     Investment Shares                           187,056.004
     Institutional Shares                     11,806,535.159

Intermediate Tax-Free Fund
     Investment Shares                           351,826.750
     Institutional Shares                     26,771,487.812

Michigan Municipal Bond Fund
     Investment Shares                           453,723.025
     Institutional Shares                     11,918,421.361

Limited Term Tax-Free Fund
     Investment Shares                            28,633.311
     Institutional Shares                      3,655,361.428

Money Market Fund
     Investment Shares                         3,500,964.610
     Institutional Shares                    536,452,562.070

Government Money Market Fund
     Investment Shares                            32,200.710
     Institutional Shares                    104,941,561.220

      FUND AND CLASS OF SHARES         NUMBER OF SHARES OUTSTANDING
      ------------------------         ----------------------------
Michigan Municipal Money Market Fund
     Investment Shares                           327,376.330
     Institutional Shares                    315,095,922.530

     With regard to proposals 1 and 4, the Shareholders of all Funds of the Company will vote in the aggregate and not by class or Fund. With regard to proposals 2 and 3, the Shareholders of each Fund will vote separately on a Fund-by-Fund basis and all classes of shares of the same Fund will vote together.

QUORUM

     A quorum is constituted with respect to the Company and, for proposals 2 and 3, each of the Funds by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A Shareholder vote may be taken with respect to the Company or one or more of the Funds on any of the (but not all) proposals prior to any such adjournment as to which sufficient votes have been received for approval.

BENEFICIAL OWNERS OF THE COMPANY

     As of July 2, 1998 the following persons owned of record 5 percent or more of the shares of the Funds of the Company:

                                                          PERCENTAGE OF
NAME AND ADDRESS                        FUND                OWNERSHIP
----------------                        ----              -------------
Trent & Co                    Growth and Income Fund          37.12%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Growth and Income Fund          50.65%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Corelink Financial, Inc.      Index Equity Fund               11.44%
P.O. Box 4054
Concord, CA 94524

                                                          PERCENTAGE OF
NAME AND ADDRESS                        FUND                OWNERSHIP
----------------                        ----              -------------
Trent & Co                    Index Equity Fund               17.98%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Index Equity Fund               65.09%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Small Company Growth Fund       41.71%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Small Company Growth Fund       48.66%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    International Growth Fund       40.19%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    International Growth Fund       53.29%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Income Fund                     17.27%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Income Fund                     74.16%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Intermediate Bond Fund          46.03%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

                                                          PERCENTAGE OF
NAME AND ADDRESS                        FUND                OWNERSHIP
----------------                        ----              -------------
Trent & Co                    Intermediate Bond Fund          49.61%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Short Term Bond Fund            38.51%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Short Term Bond Fund            53.80%
Reinvestment Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Tax-Free Income Fund            96.48%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

                              Intermediate Tax Free
Trent & Co                    Fund                            96.87%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Michigan Municipal              95.50%
Cash Account                  Bond Fund
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

                              Limited Term Tax-Free
Trent & Co                    Fund                            98.58%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Money Market Fund               92.16%
Cash Account
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Old Kent Bank                 Government Money                90.36%
Attn: Funds Management        Market Fund
111 Lyon St., N.W
Grand Rapids, MI 49503

                                                          PERCENTAGE OF
NAME AND ADDRESS                        FUND                OWNERSHIP
----------------                        ----              -------------
Trent & Co                    Government Money                 9.61%
Cash Account                  Market Fund
Attn: Kent Fund Trader
4420 44th St., Suite A
Kentwood, MI 49512

Trent & Co                    Michigan Municipal              95.93%
Attn: Kent Fund Trader        Money Market Fund
4420 44th St., Suite A
Kentwood, MI 49512

     As of July 2, 1998, Old Kent Bank, the parent company of the Company's investment adviser, and its affiliates held of record approximately 91%, 84%, 93%, 96%, 97%, 98%, 93%, 99%, 99%, 97%, 99%, 96%, 100% and 100% of the
outstanding shares of the Growth and Income Fund, Index Equity Fund, Small Company Growth Fund, International Growth Fund, Income Fund, Intermediate Bond Fund, Short Term Bond Fund, Tax-Free Income Fund, Intermediate Tax-Free Fund, Michigan Municipal Bond Fund, Limited Term Tax-Free Fund, Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund, respectively, as agent or custodian for their customers. In addition, as of July 2, 1998, Old Kent Bank and its affiliates held investment and/or voting power with respect to a majority of the Company's outstanding shares on behalf of their customers. The Company has been advised by Old Kent Bank that Old Kent Bank and its affiliates intend to exercise their discretion to vote all shares over which they have voting power in a manner consistent with their fiduciary responsibilities.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Old Kent Bank and its affiliates may be deemed to be controlling persons of the Company.

                             ADDITIONAL INFORMATION

OFFICERS

     Officers of the Company are elected by, and serve at the pleasure of, the Trustees and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not also Trustees:

                                             OFFICER      POSITION WITH         PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS                       AGE    SINCE         THE FUND         PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                       ---   -------      -------------      -----------------------------------
James F. Duca, II                      40    1997      President             Vice President of Old Kent
Old Kent Financial Corporation                                               Financial Corporation since May
111 Lyon Street, N.W.                                                        1997. Formerly, Vice President and
Grand Rapids, MI 49503                                                       Trust Counsel for Marshall & Ilsley
                                                                             Trust Company.

R. Jeffrey Young                       33    1996      Vice President and    Employee of BISYS Fund Services
BISYS Fund Services                                    Assistant Secretary   since October 1993. Formerly,
3435 Stelzer Road                                                            employed by Broadway and
Columbus, OH 43219                                                           Seymour/The Heebink Group.

Martin R. Dean                         34    1997      Treasurer             Employee of BISYS Fund Services
BISYS Fund Services                                                          since May 1994. Formerly employed
3435 Stelzer Road                                                            by KPMG Peat Marwick LLP.
Columbus, OH 43219

                                             OFFICER      POSITION WITH         PRINCIPAL OCCUPATIONS DURING
NAME AND ADDRESS                       AGE    SINCE         THE FUND         PAST 5 YEARS AND OTHER AFFILIATIONS
----------------                       ---   -------      -------------      -----------------------------------
Robert L. Tuch                         47    1996      Secretary             Employee of BISYS Fund Services
BISYS Fund Services                                                          since June 1991.
3435 Stelzer Road
Columbus, OH 43219

W. Bruce McConnel, III                 55    1994      Assistant Secretary   Partner of the law firm of Drinker
Drinker Biddle & Reath LLP                                                   Biddle & Reath LLP.
1345 Chestnut Street
Suite 1100
Philadelphia, PA 19107

Alaina V. Metz                         31    1996      Assistant Secretary   Employee of BISYS Fund Services
BISYS Fund Services                                                          since June 1995. Formerly employed
3435 Stelzer Road                                                            by Alliance Capital Management.
Columbus, OH 43219

     The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. Lyon Street Asset Management Company, the Company's investment adviser, is an affiliate of Old Kent Financial Corporation, of which Mr. Duca is an employee. Lyon Street Asset Management Company receives fees for services it provides to the Company as its investment adviser. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Company. Messrs. Grimm, Young, Dean and Tuch and Ms. Metz are employed by BISYS Fund Services, the Company's administrator and distributor, which receives fees for administration services provided to the Company and fees pursuant to a plan adopted by the Company in accordance with Rule 12b-1 under the 1940 Act. BISYS Fund Services, Inc., an affiliate of BISYS Fund Services, receives fees for transfer agency and fund accounting services provided to the Company.

INVESTMENT ADVISER

     Lyon Street Asset Management Company, the Company's investment adviser, has its principal offices located at 111 Lyon Street, N.W., Grand Rapids, Michigan 49503.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services, the administrator and distributor for the Company, has its principal offices located at 3435 Stelzer Road, Columbus, Ohio 43219.


OTHER MATTERS


     The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ALLOW SUFFICIENT TIME FOR THE PROXY TO BE RECEIVED BEFORE THE MEETING.

     THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS DATED DECEMBER 31, 1997, TO ANY SHAREHOLDER UPON REQUEST. THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO THE COMPANY AT P.O. BOX 182201, COLUMBUS, OHIO 43218-2201 OR BY CALLING 1-800-633-KENT (5368). THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

Dated: August 5, 1998

PRELIMINARY PROXY
-----------------

                                 THE KENT FUNDS

                                             FUND
                              --------------

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Kent Funds (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held on August 17, 1998 in the Board Room at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 at 9:00 a.m. (Eastern time).

     The undersigned hereby appoints Martin R. Dean and Robert L. Tuch and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof,
all shares evidencing beneficial interests in the              Fund ("Fund") of
the Company that are held of record by the undersigned on the record date for the Meeting, upon the following matter and upon any other matter which may properly come before the Meeting, in their discretion:


     (1) Proposal to elect Messrs. 1) Joseph F. Damore, 2) Walter B. Grimm,
3) James F. Rainey 4) Ronald F. VanSteeland and 5) Ms. Michelle Van Dyke to the Board of Trustees of the Company:

               [ ] For All    [ ] Withhold All    [ ] For All Except

To withhold authority to vote, mark "For All Except" and write the nominees number on the line below.

--------------------------------------------------------------------------------


     (2) Proposal to approve a change in the investment objective of the Fund from a fundamental policy to a non-fundamental policy:

               [ ] For        [ ] Against         [ ] Abstain

     (3) Proposal to approve certain changes to the following fundamental investment restrictions, including a change that would make all such restrictions non-fundamental:

          (a)  the restriction on purchases of securities on margin;

               [ ] For        [ ] Against         [ ] Abstain

          (b)  the restriction on investments in illiquid securities;

               [ ] For        [ ] Against         [ ] Abstain

          (c) the restriction on investments in securities of companies with less than a three year operating history;

               [ ] For        [ ] Against         [ ] Abstain

          (d)  the restriction on short sales of securities; and

               [ ] For        [ ] Against         [ ] Abstain

          (e)  the restriction on investments in other investment companies.


               [ ] For        [ ] Against         [ ] Abstain

     (4) Proposal to ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Company for the fiscal year ending December 31, 1998;

               [ ] For        [ ] Against         [ ] Abstain

     (5) In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.


     Every properly signed proxy will be voted in the manner specified thereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSALS (1), (2), (3) AND (4).


                                        PLEASE SIGN, DATE AND RETURN THE PROXY
                                        CARD PROMPTLY USING THE ENCLOSED
                                        ENVELOPE

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney or executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                        Dated:                            , 1998
                                              ----------------------------

                                        X
                                        ----------------------------------------
                                                       Signature

                                        X
                                        ----------------------------------------
                                               Signature, if held jointly